POWER OF ATTORNEY

ANNUAL REPORT ON FORM 10-K
OF ALLBRITTON COMMUNICATIONS COMPANY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz and James R. Vergin his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") an Annual Report on Form 10-K for the Company's fiscal year ended September 30, 1996 and any and all amendments thereto, and all matters required by the Commission in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal the 18th day of December, 1996.




   /s/ Joe L. Allbritton


   Joe L. Allbritton
POWER OF ATTORNEY

ANNUAL REPORT ON FORM 10-K
OF ALLBRITTON COMMUNICATIONS COMPANY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz and James
R. Vergin her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for her and in her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") an Annual Report on Form 10-K for the Company's fiscal year ended September 30, 1996 and any and all amendments thereto, and all matters required by the Commission in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has hereunto set her name and seal the 18th day of December, 1996.




   /s/ Barbara B. Allbritton

       Barbara B. Allbritton
POWER OF ATTORNEY

ANNUAL REPORT ON FORM 10-K
OF ALLBRITTON COMMUNICATIONS COMPANY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz and James
R. Vergin his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") an Annual Report on Form 10-K for the Company's fiscal year ended September 30, 1996 and any and all amendments thereto, and all matters required by the Commission in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal the 13th day of December, 1996.




   /s/ Robert Allbritton


       Robert L. Allbritton
POWER OF ATTORNEY

ANNUAL REPORT ON FORM 10-K
OF ALLBRITTON COMMUNICATIONS COMPANY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz and James
R. Vergin his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") an Annual Report on Form 10-K for the Company's fiscal year ended September 30, 1996 and any and all amendments thereto, and all matters required by the Commission in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal the 12th day of December, 1996.




   /s/ Lawrence I. Hebert


       Lawrence I. Hebert
POWER OF ATTORNEY

ANNUAL REPORT ON FORM 10-K
OF ALLBRITTON COMMUNICATIONS COMPANY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz and James
R. Vergin his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") an Annual Report on Form 10-K for the Company's fiscal year ended September 30, 1996 and any and all amendments thereto, and all matters required by the Commission in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal the 12 day of December, 1996.




   /s/ Fred Ryan


   Frederick J. Ryan, Jr.
POWER OF ATTORNEY

ANNUAL REPORT ON FORM 10-K
OF ALLBRITTON COMMUNICATIONS COMPANY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz and James
R. Vergin his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") an Annual Report on Form 10-K for the Company's fiscal year ended September 30, 1996 and any and all amendments thereto, and all matters required by the Commission in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal the 12th day of December, 1996.




   /s/ Henry D. Morneault


   Henry D. Morneault
POWER OF ATTORNEY

ANNUAL REPORT ON FORM 10-K
OF ALLBRITTON COMMUNICATIONS COMPANY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz and James
R. Vergin his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") an Annual Report on Form 10-K for the Company's fiscal year ended September 30, 1996 and any and all amendments thereto, and all matters required by the Commission in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal the 12 day of December, 1996.




   /s/ James R. Vergin


   James R. Vergin
POWER OF ATTORNEY

ANNUAL REPORT ON FORM 10-K
OF ALLBRITTON COMMUNICATIONS COMPANY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz and James
R. Vergin his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") an Annual Report on Form 10-K for the Company's fiscal year ended September 30, 1996 and any and all amendments thereto, and all matters required by the Commission in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal the 12th day of December, 1996.




   /s/ Ray P. Grimes II


   Ray P. Grimes II
POWER OF ATTORNEY

ANNUAL REPORT ON FORM 10-K
OF ALLBRITTON COMMUNICATIONS COMPANY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz and James
R. Vergin his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") an Annual Report on Form 10-K for the Company's fiscal year ended September 30, 1996 and any and all amendments thereto, and all matters required by the Commission in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal the 12th day of December, 1996.




   /s/ Jerald N. Fritz


   Jerald N. Fritz